MAKING THE WORLD A BETTER, SAFER, MORE CONNECTED PLACE TO LIVE. Third Quarter Earnings Conference Call January 31, 2019 Quarter Ended December 31, 2018

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company's financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets, in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates" or other similar expressions and future or conditional verbs such as “will,” “should,” “would,” and “could” are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays, or unexpected costs in completing the Company’s restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks, including the ability to successfully integrate and maintain adequate internal controls over financial reporting in compliance with applicable regulations; (viii) our acquisition of TOKIN Corporation may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting, and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters, data protection, cyber security and privacy; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxii) fluctuation in distributor sales could adversely affect our results of operations; (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations; and (xxiv) volatility in our stock price. 2

ASC 606 Adoption U.S. GAAP (Unaudited) KEMET implemented Accounting Standards Codification 606, Revenue from Contracts with Customers (“ASC 606”) as of April 1, 2018 (Fiscal Year 2019). As a result of the implementation of the new standard, the Company changed some of its accounting policies surrounding revenue recognition to be compliant with the new standard. The Company adopted the requirements of ASC 606 using the full retrospective method, which required us to restate each prior reporting period presented in our 10-Q's and 10-K's. As such, financial data from fiscal years 2018 and earlier included in this presentation have been adjusted from what was presented in prior fiscal years to conform with the requirements of ASC 606. For further information on these ASC 606 adjustments, refer to footnote 1 in the Company's fiscal year 2019 10-Q's. 3

Income Statement Highlights U.S. GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Dec 2018 Sep 2018 Dec 2017 Net sales $ 350,175 $ 349,233 $ 306,576 Gross margin $ 123,750 $ 113,565 $ 92,288 Gross margin as a percentage of net sales 35.3% 32.5% 30.1% Selling, general and administrative $ 48,271 $ 52,258 $ 47,751 SG&A as a percentage of net sales 13.8% 15.0% 15.6% Operating income (loss) $ 61,616 $ 50,000 $ 32,002 Net income (loss) $ 40,806 $ 37,141 $ 18,589 Per basic and diluted share data: Net income (loss) per basic share $ 0.70 $ 0.64 $ 0.33 Net income (loss) per diluted share 0.69 0.63 0.32 Weighted avg. shares - basic 58,010 57,799 56,778 Weighted avg. shares - diluted 59,111 59,197 58,937 4

Income Statement Highlights Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Dec 2018 Sep 2018 Dec 2017 Net sales $ 350,175 $ 349,233 $ 306,576 Adjusted gross margin $ 124,721 $ 115,612 $ 92,690 Adjusted gross margin as a percentage of net sales 35.6% 33.1% 30.2% Adjusted selling, general and administrative $ 43,783 $ 45,278 $ 44,517 Adjusted SG&A as a percentage of net sales 12.5% 13.0% 14.5% Adjusted operating income (loss) $ 69,682 $ 59,423 $ 38,318 Adjusted net income (loss) $ 63,108 $ 51,255 $ 30,550 Adjusted EBITDA $ 82,020 $ 72,470 $ 49,732 Adjusted EBITDA margin as a percentage of net sales 23.4% 20.8% 16.2% Per share data: Adjusted net income (loss) - basic $ 1.09 $ 0.89 $ 0.54 Adjusted net income (loss) - diluted $ 1.07 $ 0.87 $ 0.52 Weighted avg. shares - basic 58,010 57,799 56,778 Weighted avg. shares - diluted 59,111 59,197 58,937 5

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) Net Sales 360 340 $349 $350 320 $328 $318 ) s n 300 $307 o i l l i M 280 ( $ 260 240 220 200 Dec 2017 Mar 2018 Jun 2018 Sep 2018 Dec 2018 6

LTM Operating Income Margins U.S. GAAP (Unaudited) 14.0% 13.0% 12.5% 12.0% 11.0% 10.7% 10.0% 9.6% 9.4% 9.0% 9.2% 8.0% Dec 2017 Mar 2018 Jun 2018 Sep 2018 Dec 2018 7

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) 20% 19.3% 19% 18% 17.4% 17% 16.3% 16% 16.0% 15.8% 15% Dec Mar Jun Sep Dec 2017 2018 2018 2018 2018 8

Financial Highlights (Unaudited) (Amounts in millions) Dec 2018 Sep 2018 FX Impact Cash, cash equivalents $ 234.4 $ 263.0 $ 1.2 Capital expenditures $ 37.2 $ 24.5 Short-term debt $ 28.4 $ 20.6 Long-term debt 287.4 309.4 Debt (discount)/premium and issuance costs (10.1) (13.3) Total debt $ 305.7 $ 316.7 $ 8.6 Equity $ 538.4 $ 512.6 $ (5.2) Net working capital (1) $ 236.8 $ 232.0 $ (0.5) (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. 9

Financial Trends Quarterly Cash and Cash Equivalents U.S. GAAP (Unaudited) $300 $270 $284 $287 $240 $263 $254 $245 $234 ) $210 $226 s $107 n $180 $107 o i l l i $150 M ( $120 $ $90 $110 $60 $87 $30 $0 Dec 2016 Mar 2017 Jun 2017 Sep 2017 Dec 2017 Mar 2018 Jun 2018 Sep 2018 Dec 2018 KEMET TOKIN (1) (1) TOKIN results exclude the EMD business which was sold on April 14, 2017. 10

Debt Trend - Q3 FY2019 (Unaudited) Total Debt Revolver Facility $400 $450 $350 $400 $328 $325 $320 $317 $305 $350 $300 $20 $21 $20 $21 $28 ) $300 ) s s $250 n n o $250 i o l i l l i l $200 i $200 M M ( ( $150 $308 $304 $300 $ $ $296 $277 $150 $100 $100 $50 $50 $75 $62 $0 $0 nt e n $0 u as w o B ra am g D Dec Mar Jun Sep Dec y in lit w ci ro a or 2017 2018 2018 2018 2018 F B LT Debt ST Debt Semi-Annual Principal Repayment ~ $12.5M 11 Debt Trend - Q3 FY2019 (Unaudited)

Net Debt (Unaudited) Net Debt (Debt less Cash on hand) ) s n o i l l i M $323 ( $ $278 $110 $78 $76 $71 $54 $44 $38 FY16 FY17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 12

Leverage Non-GAAP (Unaudited) Leverage (Debt/Adjusted EBITDA) 3.7 2.7 2.2 1.9 1.7 1.6 1.4 1.2 FY17 6/30/17 TTM 9/30/17 TTM 12/31/17 TTM FY 18 6/30/18 TTM 9/30/18 TTM 12/31/18 TTM 13

Adjusted Gross Margin - GAAP Reconciliation Solid Capacitors (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Dec 2018 Sep 2018 Dec 2017 Net sales $ 238,683 $ 235,473 $ 195,049 Cost of sales 133,454 140,899 123,808 Gross margin (U.S. GAAP) 105,229 94,574 71,241 Gross margin as a percentage of net sales 44.1% 40.2% 36.5 % Non-GAAP adjustments: Stock-based compensation expense 415 447 256 Plant start-up costs 305 1,361 — Adjusted gross margin (non-GAAP) $ 105,949 $ 96,382 $ 71,497 Adjusted gross margin as a percentage of net sales 44.4% 40.9% 36.7% 14

Adjusted Gross Margin - GAAP Reconciliation Film & Electrolytic (“F&E”) (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Dec 2018 Sep 2018 Dec 2017 Net sales $ 50,171 $ 50,628 $ 51,468 Cost of sales 43,406 44,375 47,363 Gross margin (U.S. GAAP) 6,765 6,253 4,105 Gross margin as a percentage of net sales 13.5% 12.4% 8.0% Non-GAAP adjustments: Stock-based compensation expense 183 206 146 Adjusted gross margin (non-GAAP) $ 6,948 $ 6,459 $ 4,251 Adjusted gross margin as a percentage of net sales 13.8% 12.8% 8.3% 15

Adjusted Gross Margin - U.S. GAAP Electro-magnetic, Sensors & Actuators (“MSA”) (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Dec 2018 Sep 2018 Dec 2017 Net sales $ 61,321 $ 63,132 $ 60,059 Cost of sales 49,565 50,394 43,117 Gross margin (U.S. GAAP) 11,756 12,738 16,942 Gross margin as a percentage of net sales 19.2% 20.2% 28.2% Non-GAAP adjustments: Stock-based compensation expense 68 33 — Adjusted gross margin (non-GAAP) $ 11,824 $ 12,771 $ 16,942 Adjusted gross margin as a percentage of net sales 19.3% 20.2% 28.2% 16

Sales Summary - Q3 FY2019 (Unaudited) INDUSTRY CHANNEL Def/Med 9% Telecom 14% Automotive 15% OEM Distributors Computer 42% 43% 21% Ind/Light 26% Consumer EMS 15% 15% REGION PRODUCT LINE MSA Americas 18% 26% APAC Tantalum 38% F&E 41% 14% EMEA JPKO 22% Ceramics 14% 27% 17

Global Distribution Q3 FY2019 Results (Unaudited) 18

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Dec 2018 Sep 2018 Dec 2017 Net Sales $ 350,175 $ 349,233 $ 306,576 Cost of sales 226,425 235,668 214,288 Gross Margin (U.S. GAAP) 123,750 113,565 92,288 Gross margin as a percentage of net sales 35.3% 32.5% 30.1% Non-GAAP adjustments: Stock-based compensation expense 666 686 402 Plant start-up costs 305 1,361 — Adjusted gross margin (non-GAAP) $ 124,721 $ 115,612 $ 92,690 Adjusted gross margin as a percentage of net sales 35.6% 33.1% 30.2% 20

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Dec 2018 Sep 2018 Dec 2017 Net sales $ 350,175 $ 349,233 $ 306,576 Selling, general and administrative expenses (U.S. GAAP) $ 48,271 $ 52,258 $ 47,751 Selling, general, and administrative as a percentage of net sales 13.8% 15.0% 15.6% Less non-GAAP adjustments: ERP integration/IT transition costs 2,453 1,593 — Stock-based compensation expense 767 3,647 1,752 Legal expenses/fines related to antitrust class actions 1,268 1,740 1,482 Adjusted selling, general and administrative expenses (non-GAAP) $ 43,783 $ 45,278 $ 44,517 Adjusted selling, general, and administrative as a percentage of net sales 12.5% 13.0% 14.5% 21

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Dec 2018 Sep 2018 Dec 2017 Operating income (loss) (U.S. GAAP) $ 61,616 $ 50,000 $ 32,002 Non-GAAP adjustments: Restructuring charges 1,718 — 3,530 Legal expenses/fines related to antitrust class actions 1,268 1,740 1,482 Stock-based compensation expense 1,534 4,417 2,206 (Gain) loss on write down and disposal of long-lived assets 788 312 (902) ERP integration/IT transition costs 2,453 1,593 — Plant start-up costs 305 1,361 — Adjusted operating income (loss) (non-GAAP) $ 69,682 $ 59,423 $ 38,318 22

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except per share data) Dec 2018 Sep 2018 Dec 2017 Net income (loss) (U.S. GAAP) $ 40,806 $ 37,141 $ 18,589 Non-GAAP adjustments: Equity (income) loss from equity method investments 296 (64) (238) Acquisition (gain) loss — — (310) Net foreign exchange (gain) loss (2,218) 193 2,239 Restructuring charges 1,718 — 3,530 Research and development grant reimbursement (470) — — Legal expenses/fines related to antitrust class actions 1,549 6,060 4,073 Stock-based compensation expense 1,534 4,417 2,206 (Gain) loss on early extinguishment of debt 15,988 — — Amortization included in interest expense 450 406 696 Income tax effect of non-U.S. GAAP adjustments (1) (91) (164) 667 (Gain) loss on write down and disposal of long-lived assets 788 312 (902) ERP integration/IT transition costs 2,453 1,593 — Plant start-up costs 305 1,361 — Adjusted net income (loss) (non-GAAP) $ 63,108 $ 51,255 $ 30,550 Adjusted net income (loss) per share - basic $ 1.09 $ 0.89 $ 0.54 Adjusted net income (loss) per share - diluted $ 1.07 $ 0.87 $ 0.52 Adjusted EBITDA (non-GAAP) $ 82,020 $ 72,470 $ 49,732 Weighted avg. shares - basic 58,010 57,799 56,778 Weighted avg. shares - diluted 59,111 59,197 58,937 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction. 23

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Dec 2018 Sep 2018 Dec 2017 Net income (loss) (U.S. GAAP) $ 40,806 $ 37,141 $ 18,589 Non-GAAP adjustments: Interest expense (income), net 3,908 6,912 7,155 Income tax expense (benefit) 2,600 2,000 2,037 Depreciation and amortization 12,763 12,545 11,353 EBITDA (non-GAAP) 60,077 58,598 39,134 Excluding the following items: Equity (income) loss from equity method investments 296 (64) (238) Acquisition (gain) loss — — (310) Net foreign exchange (gain) loss (2,218) 193 2,239 Restructuring charges 1,718 — 3,530 Research and development grant reimbursement (470) — — Legal expenses/fines related to antitrust class actions 1,549 6,060 4,073 Stock-based compensation expense 1,534 4,417 2,206 (Gain) loss on early extinguishment of debt 15,988 — — (Gain) loss on write down and disposal of long-lived assets 788 312 (902) Plant start-up costs 305 1,361 — ERP integration/IT transition costs 2,453 1,593 — Adjusted EBITDA (non-GAAP) $ 82,020 $ 72,470 $ 49,732 24

# Adjusted EBITDA Reconciliation

## Non-GAAP (Unaudited)

| *(Amounts in thousands, except percentages)* | Quarters Ended Mar 2017 | Jun 2017 | Sep 2017 | Dec 2017 | LTM Dec 2017 |
|---|---|---|---|---|---|
| **Net Sales** | **$ 197,066** | **$ 273,946** | **$ 301,568** | **$ 306,576** | **$ 1,079,156** |
| **Net income (loss) (U.S. GAAP)** | **52,082** | **220,439** | **12,819** | **18,589** | **303,929** |
| **Non-GAAP adjustments:** | | | | | |
| Income tax expense (benefit) | (146) | 1,140 | 2,864 | 2,037 | 5,895 |
| Interest expense, net | 9,994 | 10,894 | 7,270 | 7,155 | 35,313 |
| Depreciation and amortization | 10,180 | 12,459 | 13,554 | 11,353 | 47,546 |
| EBITDA (non-GAAP) | 72,110 | 244,932 | 36,507 | 39,134 | 392,683 |
| **Excluding the following items:** | | | | | |
| Change in value of TOKIN options | (14,200) | — | — | — | (14,200) |
| Equity (income) loss from equity method investments | (41,372) | (75,417) | (224) | (238) | (117,251) |
| Acquisition (gain) loss | — | (135,588) | (1,285) | (310) | (137,183) |
| Restructuring charges | 1,087 | 1,613 | 1,393 | 3,530 | 7,623 |
| ERP integration costs / IT transition costs | 1,760 | — | — | — | 1,760 |
| Stock-based compensation expense | 1,249 | 1,101 | 1,530 | 2,206 | 6,086 |
| Legal expenses related to antitrust class actions | 406 | 1,141 | 10,327 | 4,073 | 15,947 |
| Net foreign exchange (gain) loss | 1,507 | 5,043 | 1,891 | 2,239 | 10,680 |
| TOKIN investment-related expenses | 497 | — | — | — | 497 |
| (Gain) loss on write down and disposal of long-lived assets | 4,171 | 19 | (39) | (902) | 3,249 |
| (Gain) loss on early extinguishment of debt | — | 486 | — | — | 486 |
| **Adjusted EBITDA (non-GAAP)** | **$ 27,215** | **$ 43,330** | **$ 50,100** | **$ 49,732** | **$ 170,377** |
| *Adjusted EBITDA Margin (non-GAAP)* | *13.8%* | *15.8%* | *16.6%* | *16.2%* | *15.8%* |
| **Total Debt balance as of December 31, 2017** | | | | | *328,162* |
| ***Leverage ratio (Debt/Adjusted EBITDA)*** | | | | | *1.9* |

25

# Adjusted EBITDA Reconciliation
## Non-GAAP (Unaudited)

| *(Amounts in thousands, except percentages)* | Fiscal Year 2016 | Fiscal Year 2017 | Fiscal Year 2018 |
|---|---|---|---|
| **Net Sales** | **$ 734,823** | **$ 757,338** | **$ 1,200,181** |
| **Net income (loss) (U.S. GAAP)** | **(53,629)** | **47,157** | **254,127** |
| **Non-GAAP adjustments:** | | | |
| Income tax expense (benefit) | 6,006 | 4,294 | 9,132 |
| Interest expense, net | 39,591 | 39,731 | 32,073 |
| Depreciation and amortization | 39,016 | 38,151 | 50,661 |
| EBITDA (non-GAAP) | 30,984 | 129,333 | 345,993 |
| **Excluding the following items:** | | | |
| Change in value of TOKIN options | 26,300 | (10,700) | — |
| Equity (income) loss from equity method investments | 16,406 | (41,643) | (76,192) |
| Acquisition (gain) loss | — | — | (130,880) |
| Restructuring charges | 4,178 | 5,404 | 14,843 |
| ERP integration costs / IT transition costs | 5,677 | 7,045 | 80 |
| Stock-based compensation expense | 4,774 | 4,720 | 7,657 |
| Legal expenses related to antitrust class actions | 3,041 | 2,640 | 16,636 |
| Net foreign exchange (gain) loss | (3,036) | (3,758) | 13,145 |
| TOKIN investment-related expenses | 900 | 1,101 | — |
| Plant start-up costs | 861 | 427 | 929 |
| Plant shut-down costs | 372 | — | — |
| (Gain) loss on write down and sale of long-lived assets | 375 | 10,671 | (992) |
| Pension plan adjustment | 312 | — | — |
| (Gain) loss on early extinguishment of debt | — | — | 486 |
| **Adjusted EBITDA (non-GAAP)** | **$ 91,144** | **$ 105,240** | **$ 191,705** |
| *Adjusted EBITDA Margin* | *12.4%* | *13.9%* | *16.0%* |
| **Total Debt as of March 31,** | **$ 387,833** | **$ 388,211** | **$ 324,623** |
| *Leverage ratio (Debt/Adjusted EBITDA)* | **$ 4.3** | **$ 3.7** | **$ 1.7** |

26

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) LTM (Amounts in thousands, except percentages) Sep 2017 Dec 2017 Mar 2018 Jun 2018 Jun 2018 Net Sales $ 301,568 $ 306,576 $ 318,091 $ 327,616 $ 1,253,851 Net income (loss) (U.S. GAAP) 12,819 18,589 2,280 35,220 68,908 Non-GAAP adjustments: Income tax expense (benefit) 2,864 2,037 3,091 4,600 12,592 Interest expense, net 7,270 7,155 6,754 6,658 27,837 Depreciation and amortization 13,554 11,353 13,295 13,097 51,299 EBITDA (non-GAAP) 36,507 39,134 25,420 59,575 160,636 Excluding the following items: Equity (income) loss from equity method investments (224) (238) (313) 69 (706) Acquisition (gain) loss (1,285) (310) 6,303 — 4,708 Restructuring charges 1,393 3,530 8,307 (96) 13,134 Research and development grant reimbursement — — — (4,087) (4,087) ERP integration costs / IT transition costs — — 80 1,650 1,730 Stock-based compensation expense 1,530 2,206 2,820 4,060 10,616 Legal expenses related to antitrust class actions 10,327 4,073 1,095 1,248 16,743 Net foreign exchange (gain) loss 1,891 2,239 3,972 (7,521) 581 Plant start-up costs — — 929 753 1,682 (Gain) loss on write down and disposal of long-lived assets (39) (902) (70) 511 (500) Adjusted EBITDA (non-GAAP) $ 50,100 $ 49,732 $ 48,543 $ 56,162 $ 204,537 Adjusted EBITDA Margin (non-GAAP) 16.6% 16.2% 15.3% 17.1% 16.3% Total Debt balance as of June 30, 2018 320,223 Leverage ratio (Debt/Adjusted EBITDA) 1.6 27

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) LTM (Amounts in thousands, except percentages) Dec 2017 Mar 2018 Jun 2018 Sep 2018 Sep 2018 Net Sales $ 306,576 $ 318,091 $ 327,616 $ 349,233 $ 1,301,516 Net income (loss) (U.S. GAAP) 18,589 2,280 35,220 37,141 93,230 Non-GAAP adjustments: Income tax expense (benefit) 2,037 3,091 4,600 2,000 11,728 Interest expense, net 7,155 6,754 6,658 6,912 27,479 Depreciation and amortization 11,353 13,295 13,097 12,545 50,290 EBITDA (non-GAAP) 39,134 25,420 59,575 58,598 182,727 Excluding the following items: Equity (income) loss from equity method investments (238) (313) 69 (64) (546) Acquisition (gain) loss (310) 6,303 — — 5,993 Restructuring charges 3,530 8,307 (96) — 11,741 Research and development grant reimbursement — — (4,087) — (4,087) ERP integration costs / IT transition costs — 80 1,650 1,593 3,323 Stock-based compensation expense 2,206 2,820 4,060 4,417 13,503 Legal expenses related to antitrust class actions 4,073 1,095 1,248 6,060 12,476 Net foreign exchange (gain) loss 2,239 3,972 (7,521) 193 (1,117) Plant start-up costs — 929 753 1,361 3,043 (Gain) loss on write down and disposal of long-lived assets (902) (70) 511 312 (149) Adjusted EBITDA (non-GAAP) $ 49,732 $ 48,543 $ 56,162 $ 72,470 $ 226,907 Adjusted EBITDA Margin (non-GAAP) 16.2% 15.3% 17.1% 20.8% 17.4% Total Debt balance as of September 30, 2018 316,636 Leverage ratio (Debt/Adjusted EBITDA) 1.4 28

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) LTM (Amounts in thousands, except percentages) Mar 2018 Jun 2018 Sep 2018 Dec 2018 Dec 2018 Net Sales $ 318,091 $ 327,616 $ 349,233 $ 350,175 $ 1,345,115 Net income (loss) (U.S. GAAP) 2,280 35,220 37,141 40,806 115,447 Non-GAAP adjustments: Income tax expense (benefit) 3,091 4,600 2,000 2,600 12,291 Interest expense, net 6,754 6,658 6,912 3,908 24,232 Depreciation and amortization 13,295 13,097 12,545 12,763 51,700 EBITDA (non-GAAP) 25,420 59,575 58,598 60,077 203,670 Excluding the following items: Equity (income) loss from equity method investments (313) 69 (64) 296 (12) Acquisition (gain) loss 6,303 — — — 6,303 Restructuring charges 8,307 (96) — 1,718 9,929 Research and development grant reimbursement — (4,087) — (470) (4,557) ERP integration costs / IT transition costs 80 1,650 1,593 2,453 5,776 Stock-based compensation expense 2,820 4,060 4,417 1,534 12,831 Legal expenses related to antitrust class actions 1,095 1,248 6,060 1,549 9,952 Net foreign exchange (gain) loss 3,972 (7,521) 193 (2,218) (5,574) Plant start-up costs 929 753 1,361 305 3,348 (Gain) loss on write down and disposal of long-lived assets (70) 511 312 788 1,541 (Gain) loss on early extinguishment of debt — — — 15,988 15,988 Adjusted EBITDA (non-GAAP) $ 48,543 $ 56,162 $ 72,470 $ 82,020 $ 259,195 Adjusted EBITDA Margin (non-GAAP) 15.3% 17.1% 20.8% 23.4% 19.3% Total Debt balance as of December 31, 2018 305,676 Leverage ratio (Debt/Adjusted EBITDA) 1.2 29

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income (loss) to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income (loss) is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating 30 income (loss) should not be considered as an alternative to operating income (loss) or any other performance measure derived in accordance with GAAP.

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income (loss), operating income (loss) or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net income (loss) before income tax expense (benefit), interest expense (benefit), net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.   We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.   In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income (loss), operating income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 31

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect any income tax expense or benefit, including any changes to income taxes resulting from The Tax Cuts and Jobs Act enacted on December 22, 2017; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should 32 compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementary.